UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-2474

Midas Dollar Reserves, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
 (Address of principal executive offices)     (Zipcode)

Thomas B. Winmill, President
11 Hanover Square
New York, NY 10005
 (Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 1/1/06 - 12/31/06

Form N-CSR/A is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR/A in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR/A and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR/A unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders

Midas Funds

DECEMBER 31, 2006
ANNUAL REPORT

MIDAS FUND

MIDAS SPECIAL FUND

MIDAS DOLLAR RESERVES

MIDAS FUNDS

Discovering Opportunities®

APPLICATION INSIDE

Fund	Investment Objective

Midas Fund	Seeks primarily capital appreciation and protection against inflation and secondarily current income through investments in precious metals companies.

Midas Special Fund	Invests aggressively for capital appreciation.

Midas Dollar Reserves	A money market fund investing in securities issued by the U.S. Government, and by its agencies and instrumentalities. Free, unlimited check writing with only a $250 minimum per check.

To Our Shareholders

As 2006 started, markets became volatile on surging oil and gas prices and fears of rising inflation. Good news alternated with bad, while international political and economic developments weighed on prices of stocks, bonds, and commodities.

Eventually, the markets appeared to find stability on news of steady economic growth in the United States and abroad. Interest rate increases moderated and oil prices dropped. As inflation fears gradually lessened, the markets rallied. With inflation under control and the U.S. economy growing, investors should be encouraged, as some markets appear to be anticipating a potential “soft landing” — particularly against prospects of generally consistent corporate profits, stronger balance sheets, ongoing share buy-backs, and healthy corporate merger and acquisition activity.

As the impact of these and countless other economic factors work their way through the financial markets, the Midas Funds remain focused on quality companies with unique combinations of strength in operations, finances, and products that offer the potential for future growth. Fortunately, the Midas Funds have a flexible investing approach, an important advantage in formulating a superior strategy to participate in this growth through volatile markets. With our disciplined and flexible analytical process, we continue to seek attractive investments that offer the potential for rewarding returns across varied economic cycles.

Start Regular Investing Now ... and Build For Your Future

During the Great Depression the U.S. personal savings rate — disposable personal income less personal outlays — was negative for a full year only in 1932 and 1933. Unfortunately, according to the U.S. Commerce Department, since 1982 (when it stood at about 11%), the U.S. savings rate has been in steady decline, and this trend is worsening: the personal savings rate for 2005 was -0.5%; in October 2006 the rate was -0.7% (-$71.4 billion); and in November 2006, -1.0% (-$95.0 billion). In contrast, Germany’s personal savings rate was recently reported as 11% and France’s as 10%. How will America regain a positive trend in savings?

Midas Funds can help. Midas offers an excellent service to make regular investing safe and convenient. Sign up for the free Midas Bank Transfer Plan, and each month a fixed amount of money will be transferred from your bank account to one or more of the Midas Funds you designate at the same time each month. You should then periodically review your overall portfolio. Investing the same amount regularly, known as “dollar cost averaging,” can reduce the anxiety of investing in a rising or falling market or buying all your shares at market highs. Although this strategy cannot assure a profit or protect against loss in a declining market, it can result in a lower average cost for your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels when undertaking such a strategy. Volatility in markets also reinforces our message in prior Reports about the importance of diversifying your portfolio across the Midas Funds Family to balance the returns offered by precious metals, general equities, and money market investments.

Discovering Opportunities for Long Term Planning with Midas

Reasons for careful investment planning are compelling. Retirement is longer as life expectancies increase, and the promises of pensions, retirement plans, and even Social Security are becoming less reliable. During our working careers, we are being asked to pay a greater share of health insurance, more tuition costs, and sometimes for the care of elderly parents.

Notwithstanding these challenges, we believe personal investment planning can be successful by following three simple steps. First, commit to a long term investing approach. Second, follow a regular investment plan as described above. Third, manage your investing risk by diversifying among the three Midas Funds: Midas Special Fund for longer term, stock market-oriented objectives, Midas Dollar Reserves money market fund for income and short term liquidity, and Midas Fund for precious metals capital appreciation and as a hedge against inflation. Meanwhile, we will remain committed to seeking to achieve the investment objectives of the Funds and thereby the investment planning goals of their shareholders.

As always, please go to www.MidasFunds.com or call us at 1-800-400-MIDAS (6432) if you have any questions, and we will be happy to assist you.

Sincerely,

Thomas B. Winmill
President

Midas Fund

C    O    M    M    E    N    T    A    R     Y

Midas Fund achieved a total return of 44.02% for 2006, a particularly gratifying result in view of its being up 39.72% in 2005. But since Midas Fund was down 2.72% in 2004, we caution our shareholders that, while long term investing can be rewarding, it is also inevitably inclusive of frustrating periods as well. Nevertheless, we are very pleased to welcome our new shareholders attracted to Midas Fund by its track record of past performance, its policy of investing primarily in securities of companies principally involved in mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources, and its no-charge shareholder services.

Midas Fund Outperforms Gold Bullion Almost 2-1 in 2006

Increasing 23% from $513 at the end of 2005 to finish 2006 at $632, gold’s average price in 2006 was $604, peaking at $725 in May (prices based on the London p.m. fix). Reflecting the added advantage of its managed portfolio approach, Midas Fund’s net asset value increased 44.02% in 2006, almost double gold bullion’s gain for the year. Similarly, the Fund’s 2005 39.72% increase was nearly twice the 2005 bullion gain of about 20%. We are pleased to also note the Fund’s performance relative to the Philadelphia Gold and Silver Sector Index of stocks, which rose only about 11% in 2006 and 29% in 2005.

Market Review and Outlook

Due to a variety of causes, including rising oil prices, inflation worries, extraordinary Chinese growth, excess liquidity, geopolitical pessimism, and trend-following money flows, metal prices rose through the first quarter to reach a euphoric peak in the second quarter. After interest rate increases around the globe dampened speculative fever, markets dropped and precious metals equities declined in the third quarter, only to recover in the fourth quarter as interest rates appeared to stabilize. Of concern to us, 2006 saw the first positive real interest rate environment in five years — calculated as average interest rates of about 5% minus the U.S. inflation rate of about 2.4% — which can be negative for hard assets such as precious metals.

Within its core strategy of “quality, with growth,” during the year Midas broadened its metals focus to include more silver, platinum, base metal, and other resource companies, as market demand appeared to enhance their business prospects. Among smaller companies the Fund sought those whose growth in production or development projects would attract a premium valuation in a merger or acquisition. Conversely, Fund holdings of companies acquiring other mining companies with stock underperformed. Over the year, Midas adjusted leverage and re-weighted its portfolio to larger gold, silver, and diversified mining companies with attractive management, financial strength, and project development plans. The Fund is positioned for rising gold and silver prices, and may also benefit from increases in certain base metals prices, including zinc and aluminum.

Since the beginning of 2007, gold prices have oscillated between $605 and $670. We anticipate renewed fabrication demand emerging to support prices much below this range, but we believe investment demand may drive the price over $670 if the U.S. dollar weakens or inflation develops. The U.S. current account deficit has risen to a record $225.6 billion, or 6.8% of gross domestic product. To reduce this burden either exports must rise, imports must decline, or the U.S. dollar must weaken — and we think the last possibility is the most likely. We believe gold and Midas Fund should be well positioned for these trends.

TOP 10 HOLDINGS

AS OF DECEMBER 31, 2006

1	Golden Cycle Gold Corp.

2	Yamana Gold, Inc.

3	Goldcorp, Inc.

4	Cumberland Resources Ltd.

5	Randgold Resources Ltd.

6	Meridian Gold, Inc.

7	Eldorado Gold Corp.

8	Miramar Mining Corp.

9	Pan American Silver Corp.

10	Lonmin PLC

Midas Special Fund

C    O    M    M    E    N    T    A    R    Y

It is a pleasure to submit the 2006 Annual Report for Midas Special Fund, and to welcome our new shareholders who find the Fund’s aggressive and flexible investment approach attractive. The Fund invests aggressively for capital appreciation, using a flexible strategy in the selection of securities, and is not limited by the issuer’s location, size, or market capitalization. The Fund may invest in equity and fixed income securities of both new and seasoned U.S. and foreign issuers with no minimum rating, including securities convertible into common stock, debt securities, futures, options, derivatives, and other instruments. The Fund also may employ aggressive and speculative investment techniques, such as selling securities short and borrowing money for investment purposes, a practice known as “leveraging,” and may invest defensively in short term, liquid, high grade securities.

Flexible Investment Policies

To achieve its objective, Midas Special Fund may use a seasonal investing strategy to invest the Fund’s assets to gain exposure to the securities markets during periods anticipated to be favorable based on patterns of investor behavior related to accounting periods, tax events, holidays, and other factors. During periods anticipated to be less favorable, and from time to time, the Fund may take a defensive position.

Markets and the Fund’s Capital Appreciation Strategies

As the interest rate increases of prior periods moderated in the second half of 2006, stock and bond markets rallied, oil prices dropped, and overall corporate earnings remained strong. Seeking to anticipate changes in market sentiment, the Fund’s investment emphasis shifted in the second half to reintroduce leverage and broaden its selection of holdings to include quality companies with attractive operations and “hard assets” whose shares were perceived to be oversold. By year end, Midas Special Fund’s holdings included the stocks of some of the largest and best known U.S. companies in insurance, banking, finance, technology, and home building. Going forward, we note that lower U.S. interest rates can lead to lower demand for U.S. dollars, and while a weaker U.S. dollar might contribute to closing the ballooning U.S. current account deficit (now almost 7% of GDP) by making U.S. exports cheaper and more competitive for sales abroad, we are concerned that the buying power of Americans for products from abroad would be lessened.

Objective: Capital Appreciation

Midas Special Fund will pursue its capital appreciation objective aggressively as financial market conditions evolve, seeking to discover long term opportunities for attractive investment — whether due to a changing outlook for the prospects of a particular company or industry sector generally. Since these strategies reflect longer-term wealth building goals, we believe the Fund can be especially appropriate for tax advantaged retirement accounts. For long term investing goals, consider the Midas Traditional, Roth, SEP, or SIMPLE IRA, as well as the Midas Education Savings Account and 403(b)(7) Account. Forms for all these tax advantaged plans may be found at www.MidasFunds.com. We also would be very pleased to discuss with you any questions you may have. Call us at 1-800-400-MIDAS (6432) and a Shareholder Service Representative will be glad to assist you, as always, without obligation on your part.

TOP HOLDINGS
AS OF DECEMBER 31, 2006

1 Berkshire Hathaway, Inc. – Class B

2 Hilton Hotels Corp.

3 Reynolds American, Inc.

4 MasterCard, Inc.

5 JPMorgan Chase & Co.

6 Google, Inc.

7 Lennar Corp. – Class A

8 ConocoPhillips

9 HealthSouth Corp.

10 Johnson & Johnson

Midas Dollar Reserves

C    O    M    M    E    N    T    A    R    Y

We are pleased to submit this Annual Report for the period ending December 31, 2006 and to welcome new shareholders who have invested in Midas Dollar Reserves since our last Report.

Investment Strategy and Market Report

After increasing the Federal funds target rate by a quarter of one percent at each of its four meetings in the first half of 2006, the Federal Open Market Committee (FOMC) left the target rate unchanged at 5.25% in the second half of the year. Since the FOMC had signaled that future rate increases would depend on then current data regarding inflation and economic growth, the FOMC appeared to view the economy as moderating in each of these respects, although it indicated a continuing concern with inflation. More recently, the U.S. Department of Labor reported that U.S. non-farm payrolls expanded by a seasonally adjusted 167,000 jobs in December 2006, with solid gains in the service sector and moderate declines in the manufacturing and construction sectors. The report indicated that the United States showed a net increase of 1.8 million jobs in 2006, compared with 1.9 million in 2005 and 2.1 million in 2004. At the same time, the unemployment rate remains near a five year low.

Given these economic conditions and market trends, Midas Dollar Reserves’ investment strategy was to focus on money market obligations of the U.S. Government, its agencies and instrumentalities offering relative safety while maintaining a conservative average maturity over the course of the year of approximately 58 days. Interestingly, the average maturity was approximately 57 days in the second half of 2006, as compared with approximately 59 days in the first half of the year.

Looking ahead, and notwithstanding some positive signs for the U.S. economy, we remain concerned by the U.S. current account deficit – the combined balances for trade in goods and services, income, and net unilateral current transfers – which increased to $225.6 billion in the third quarter of 2006 from $217.1 billion in the second quarter. With this trend, our foreign debt will reach increasingly high levels.

Investing for Income and An Attractive Yield for Shareholders

In these uncertain economic conditions, the Fund’s objective of seeking maximum current income consistent with preservation of capital and maintenance of liquidity has great appeal to safety conscious investors (as does its offer of free, unlimited check writing, with a minimum of only $250 per check). Securities in which Midas Dollar Reserves may invest include U.S. Treasury bills and notes and certain agency securities that are backed by the full faith and credit of the U.S. Government. The Fund also may invest without limit in securities issued by U.S. Government agencies and instrumentalities that may have different degrees of U.S. backing as to principal or interest but which are not backed by the full faith and credit of the U.S. Government. The Fund’s seven day average income yield, net of expenses as of year end, was an attractive 4.07%.

To help investors get started with a regular plan of setting amounts aside to meet long term financial goals, the Fund offers automatic investing through the Midas Bank Transfer Plan. A simple form for this free service is available for printing at www.MidasFunds.com. For further information and assistance with this and Midas’ other free shareholder services, please give us a call at 1-800-MIDAS (6432) and we will help you get started.

TOP 10 HOLDINGS

AS OF DECEMBER 31, 2006

1	Freddie Mac Discount Notes, due 4/03/07

2	Freddie Mac Discount Notes, due 1/30/07

3	Freddie Mac Discount Notes, due 3/13/07

4	Freddie Mac Discount Notes, due 4/30/07

5	Federal National Mortgage Assoc., due 3/30/07

6	Freddie Mac Discount Notes, due 3/09/07

7	Freddie Mac Discount Notes, due 2/06/07

8	Federal National Mortgage Assoc., due 1/22/07

9	Federal National Mortgage Assoc., due 1/17/07

10	Freddie Mac Discount Notes, due 4/09/07

Report of Independent Registered Public Accounting Firm

To the Shareholders and Boards of Directors of

Midas Fund, Inc.

Midas Special Fund, Inc.

Midas Dollar Reserves, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedule of portfolio investments, of Midas Fund, Inc., Midas Special Fund, Inc., and Midas Dollar Reserves, Inc. as of December 31, 2006, the related statements of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included considerations of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Midas Fund, Inc., Midas Special Fund, Inc., and Midas Dollar Reserves, Inc. as of December 31, 2006, the results of their operations and cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for the five years presented in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 20, 2007

Midas Fund, Inc.

Schedule of Portfolio Investments - December 31, 2006

Shares	COMMON STOCKS AND WARRANTS (107.40%)	Market Value
	Common Stocks (106.56%)

	Major Precious Metals Producers (17.72%)
381,200	Kinross Gold Corp. (a)	$4,528,656
100,000	Lonmin PLC	5,892,368
200,000	Newcrest Mining Limited	4,153,858
52,986	Polyus Gold (a)(b)	2,612,210
260,000	Goldcorp, Inc.	7,394,400

		24,581,492

	Intermediate Precious Metals Producers (34.07%)
100,000	Agnico-Eagle Mines Ltd.	4,124,000
200,000	Centerra Gold, Inc. (a)	2,268,626
355,000	Coeur D’Alene Mines Corp. (a)	1,757,250
1,000,000	Golden Star Resources Ltd. (a)	2,950,000
97,000	Lihir Gold Ltd. (a)(b)	2,393,960
1,800,000	Lihir Gold Limited (a)	4,442,400
250,000	Meridian Gold, Inc. (a)	6,947,500
245,000	Pan American Silver Corp. (a)	6,166,650
300,000	Randgold Resources Limited (a)(b)	7,038,000
121,000	Silver Wheaton Corp. (a)	1,268,080
600,000	Yamana Gold, Inc.	7,908,000

		47,264,466

	Junior Precious Metals Producers (25.81%)
400,000	Alamos Gold Inc. (a)	3,320,000
1,250,000	Eldorado Gold Corp. (a)	6,750,000
1,964,500	Golden Cycle Gold Corp. (a)(c)	12,769,250
1,150,000	High River Gold Mines Ltd. (a)	2,124,688
274,800	Jaguar Mining, Inc. (a)	1,602,232
3,000,000	Oceana Gold Ltd. (a)	1,761,646
650,000	SEMAFO, Inc. (a)	949,557
150,000	Silvercorp Metals, Inc. (a)	2,211,000
750,000	Sino Gold Ltd. (a)	4,315,441

		35,803,814

	Exploration and Project Development Companies (21.51%)
65,000	Aurelian Resources, Inc. (a)	1,731,546
500,000	Bear Creek Mining Corp. (a)	3,995,000
1,250,000	Cumberland Resources Ltd. (a)	7,050,000
180,000	Guyana Goldfields (a)	1,843,774
1,000,000	Metallica Resources, Inc. (a)	3,960,000
300,000	Minefinders Corporation Ltd. (a)	2,670,000
1,400,000	Miramar Mining Corp. (a)	6,328,000
100,000	New Gold, Inc. (a)	749,000
1,400,000	Olympus Pacific Minerals, Inc. (a)	661,683
250,000	Peru Copper, Inc. (a)	855,000

		29,844,003

See notes to financial statements.

Midas Fund, Inc.

Schedule of Portfolio Investments - December 31, 2006 (Continued)

Shares	COMMON STOCKS AND WARRANTS (107.40%)	Market Value
	Other Natural Resources Companies (7.45%)
60,000	Alcan Inc.	$2,924,400
170,000	Anglo American PLC (b)	4,149,700
220,000	Zinifex Ltd.	3,258,296

		10,332,396

	Total Common Stocks (cost: $104,335,104)	147,826,171

Units	Warrants (0.84%) (a)

100,000	Bema Gold Corp., expiring 9/7/2011	160,000
100,000	IAM Gold Corp., expiring 8/12/2008	135,774
125,000	Jaguar Mining, Inc., expiring 12/31/2007	305,599
50,000	New Gold, Inc., expiring 2/23/2008	51,130
84,375	Yamana Gold Inc., expiring 11/20/2008	514,791

	Total Warrants (cost: $129,310)	1,167,294

	Total Investments (cost: $104,464,414) (107.40%)	148,993,465

	Liabilities in excess of cash and other assets (-7.40%)	(10,267,606)

	Net Assets (100%)	$138,725,859

(a)	Non-income producing.
(b)	American Depositary Receipt.
(c)	Affiliated company (see Note 5).

See notes to financial statements.

Midas Special Fund, Inc.

Schedule of Portfolio Investments – December 31, 2006

Shares	COMMON STOCKS (118.82%)	Market Value
	Cigarettes (6.95%)
18,200	Reynolds American, Inc.	$1,191,554

	Crude Petroluem & Natural Gas (4.04%)
13,000	Canadian Natural Resources Ltd.	691,990

	Fire, Marine & Casualty Insurance (25.74%)
1,050	Berkshire Hathaway, Inc. - Class B (a)	3,849,300
20,000	Leucadia National Corporation	564,000

		4,413,300

	General Building Contractors - Residential Buildings (7.96%)
12,000	Brookfield Asset Management Inc.	578,160
15,000	Lennar Corp. - Class A	786,900

		1,365,060

	Hotels and Motels (19.33%)
95,000	Hilton Hotels Corp.	3,315,500

	National Commercial Banks (5.46%)
19,400	JP Morgan Chase & Co.	937,020

	Operative Builders (9.63%)
7,000	Centex Corp.	393,890
13,000	Hovnanian Enterprises, Inc. (a)	440,700
12,000	Pulte Homes, Inc.	397,440
13,000	Toll Brothers, Inc. (a)	418,990

		1,651,020

	Petroleum Refining (4.53%)
10,800	ConocoPhillips	777,060

	Pharmaceutical Preparations (4.23%)
11,000	Johnson & Johnson	726,220

	Radio & TV Broadcasting & Communications Equipment (3.36%)
28,000	Motorola, Inc.	575,680

	Retail - Lumber & Other Building Materials Dealers (4.52%)
10,000	The Home Depot, Inc.	401,600
12,000	Lowe’s Companies, Inc.	373,800

		775,400

	Security Brokers, Dealers & Flotation Companies (4.16%)
7,500	Legg Mason, Inc.	712,875

	Services - Business Services (5.74%)
10,000	MasterCard, Inc.	984,900

See notes to financial statements.

Midas Special Fund, Inc.

Schedule of Portfolio Investments - December 31, 2006 - (Continued)

Shares	COMMON STOCKS (118.82%)	Market Value
	Services - Computer Programming, Data Processing, etc. (5.10%)
1,900	Google, Inc. - Class A (a)	$874,912

	Services - Specialty Outpatient Facilities (4.31%)
32,600	HealthSouth Corp. (a)	738,390

	Trucking & Courier Services (No Air) (3.76%)
8,600	United Parcel Service, Inc. - Class B	644,828

	Total Investments (cost: $14,355,671) (118.82%)	20,375,709

	Liabilities in excess of other assets (-18.82%)	(3,226,848)

	Net Assets (100%)	$17,148,861

(a)	Non-income producing.

See notes to financial statements.

Midas Dollar Reserves, Inc.

Schedule of Portfolio Investments - December 31, 2006

Par Value	U.S. GOVERNMENT AGENCIES (97.47%)	Yield*	Value**
$550,000	Federal National Mortgage Association, due 1/03/07	5.090%	$549,844
830,000	Federal National Mortgage Association, due 1/17/07	5.101%	828,116
125,000	Federal National Mortgage Association, due 1/17/07	5.150%	124,716
960,000	Federal National Mortgage Association, due 1/22/07	5.051%	957,171
550,000	Federal National Mortgage Association, due 2/21/07	5.122%	546,006
200,000	Federal National Mortgage Association, due 2/21/07	5.131%	198,548
75,000	Federal National Mortgage Association, due 2/21/07	5.142%	74,455
580,000	Federal National Mortgage Association, due 2/28/07	5.140%	575,197
1,025,000	Federal National Mortgage Association, due 3/30/07	5.150%	1,012,096
1,225,000	Freddie Mac Discount Note, due 1/30/07	5.150%	1,219,918
985,000	Freddie Mac Discount Note, due 2/06/07	5.108%	979,969
720,000	Freddie Mac Discount Note, due 2/13/07	5.070%	715,640
940,000	Freddie Mac Discount Note, due 2/16/07	5.110%	933,863
990,000	Freddie Mac Discount Note, due 3/09/07	5.120%	980,566
1,150,000	Freddie Mac Discount Note, due 3/13/07	5.085%	1,138,467
1,260,000	Freddie Mac Discount Note, due 4/03/07	5.100%	1,243,578
965,000	Freddie Mac Discount Note, due 4/09/07	5.118%	951,555
1,150,000	Freddie Mac Discount Note, due 4/30/07	5.113%	1,130,564

	Total Investments (97.47%)		14,160,269

	Cash and other assets, less liabilities (2.53%)		367,614

	Net Assets (100%)		$14,527,883

*	Represents discount rate at date of purchase for discount securities, or coupon for coupon-bearing securities
**	Cost of investments for financial reporting and for Federal income tax purposes is the same as value.

See notes to financial statements.

Statements of Assets and Liabilities

December 31, 2006	Midas Fund	Midas Special Fund	Midas Dollar Reserves

Assets
Investments at cost
Non-affiliated	$101,404,382	$14,355,671	$14,160,269
Affiliated	3,060,032	—	—

Total investments at cost	$104,464,414	$14,355,671	$14,160,269

Investments at market value
Non-affiliated	$136,224,215	$20,375,709	$14,160,269
Affiliated	12,769,250	—	—

Total investments at market value	148,993,465	20,375,709	14,160,269

Cash	88	—	400,136
Receivables:
Investments sold	1,020,579	—	—
Fund shares sold	347,668	—	—
Dividends and interest	4,383	21,253	—
Other assets	59,107	10,718	9,965

Total assets	150,425,290	20,407,680	14,570,370

Liabilities
Bank line of credit	11,265,258	2,861,543	—
Accrued expenses	182,677	100,754	39,987
Management and distribution fees payable	143,887	24,482	—
Fund shares redeemed	93,501	269,056	—
Administrative services payable	14,108	2,984	1,676
Distribution payable	—	—	824

Total liabilities	11,699,431	3,258,819	42,487

Net Assets	$138,725,859	$17,148,861	$14,527,883

Shares outstanding, $0.01 par value	32,350,637	1,024,319	14,528,136

Net asset value, offering, and redemption price per share	$4.29	$16.74	$1.00
At December 31, 2006, net assets consisted of:
Paid in capital	$253,962,441	$19,758,905	$14,528,126
Accumulated undistributed net investment income (loss)	(1,504,530)	—	302
Accumulated net realized loss on investments	(158,261,080)	(8,630,082)	(545)
Net unrealized appreciation on investments and foreign currencies	44,529,028	6,020,038	—

	$138,725,859	$17,148,861	$14,527,883

See notes to financial statements.

Statements of Operations

		Midas Special	Midas Dollar
For the Year Ended December 31, 2006	Midas Fund	Fund	Reserves
Investment Income
Dividends	$488,887	$215,146	$—
Foreign tax withholding	(8,934)	—	—
Interest	37,627	31,420	669,131

Total investment income	517,580	246,566	669,131

Expenses
Investment management	1,217,825	150,053	67,633
Interest and fees on bank credit facility	517,850	78,004	425
Transfer agent	368,587	80,860	31,427
Distribution	304,456	157,281	33,817
Administrative services	128,639	11,940	6,060
Legal	104,990	36,420	32,160
Bookkeeping and pricing	70,458	27,410	25,800
Printing and postage	53,356	8,124	2,383
Custodian	39,286	4,665	2,552
Registration	35,925	24,090	19,470
Auditing	25,550	21,780	17,155
Insurance	23,678	6,677	6,979
Directors	13,895	5,890	1,065
Other	7,724	1,331	1,394

Total expenses	2,912,219	614,525	248,320
Expense reductions	(4,232)	(765)	(1,118)
Waived investment management and distribution fees	—	—	(101,450)

Net expenses	2,907,987	613,760	145,752

Net investment income (loss)	(2,390,407)	(367,194)	523,379

Realized and Unrealized Gain (Loss) On Investments and Foreign Currencies
Net realized gain (loss):
Sale of investments	17,326,040	(385,489)	(78)
Foreign currencies	688,371	—	—
Unrealized appreciation of investments during the year	18,497,540	2,740,070	—

Net realized and unrealized gain (loss)on investments and foreign currencies	36,511,951	2,354,581	(78)

Net increase in net assets resulting from operations	$34,121,544	$1,987,387	$523,301

See notes to financial statements.

Statements of Changes in Net Assets

	Midas Fund		Midas Special Fund		Midas Dollar Reserves
For the Years Ended December 31,	2006	2005	2006	2005	2006	2005
Operations
Net investment income (loss)	($2,390,407)	($1,299,838)	($367,194)	($356,484)	$523,379	$230,306
Net realized gain (loss) from sale of investments and foreign currencies	18,014,411	12,941,403	(385,489)	1,912,494	(78)	(407)
Unrealized appreciation (depreciation) of investments and foreign currencies	18,497,540	9,032,381	2,740,070	(1,800,123)	—	—

Net increase (decrease) in net assets resulting from operations	34,121,544	20,673,946	1,987,387	(244,113)	523,301	229,899
Distributions to Shareholders
Distributions from ordinary income	(515,627)	—	—	—	(523,637)	(230,397)

Capital Share Transactions
Capital share transactions (a)	30,235,952	(2,718,049)	(1,270,866)	(1,434,562)	1,639,379	(2,653,365)
Redemption fees	152,274	5,971	884	—	—	—

Net increase (decrease) in net assets resulting from capital share transactions	30,388,226	(2,712,078)	(1,269,982)	(1,434,562)	1,639,379	(2,653,365)

Total change in net assets	63,994,143	17,961,868	717,405	(1,678,675)	1,639,043	(2,653,863)

Net Assets

Beginning of year	74,731,716	56,769,848	16,431,456	18,110,131	12,888,840	15,542,703

End of year (b)	$138,725,859	$74,731,716	$17,148,861	$16,431,456	$14,527,883	$12,888,840

(a) Capital share transactions were as follows:
Value
Shares sold	$116,084,072	$10,066,256	$2,150,044	$504,266	$10,012,537	$3,600,029
Shares issued and reinvestment of distributions	465,044	—	—	—	497,139	228,111
Shares redeemed	(86,313,164)	(12,784,305)	(3,420,910)	(1,938,828)	(8,870,297)	(6,481,505)

Net increase (decrease)	$30,235,952	($2,718,049)	($1,270,866 )(	$1,434,562)	$1,639,379	($2,653,365)

Number
Shares sold	29,202,982	4,220,438	140,460	35,754	10,012,537	3,600,029
Shares issued and reinvestment of distributions	108,910	—	—	—	497,139	228,111
Shares redeemed	(21,961,196)	(5,766,365)	(226,244)	(134,738)	(8,870,297)	(6,481,505)

Net increase (decrease)	7,350,696	(1,545,927)	(85,784)	(98,984)	1,639,379	(2,653,365)

(b) End of year net assets include:
Undistributed net investment income (loss)	($1,504,530)	($1,226,348)	—	—	$302	$560

See notes to financial statements.

Statements of Cash Flows

For the Year Ended December 31, 2006	Midas Fund	Midas Special Fund	Midas Dollar Reserves

Cash Flows from Operating Activities
Net increase in net assets resulting from operations	$34,121,544	$1,987,387	$523,301
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Net increase in unrealized appreciation of investments and foreign currencies	(18,497,540)	(2,740,070)	—
Net realized (gain) loss on sales of investments and foreign currencies	(18,014,411)	385,489	78
Purchase of long term investments	(188,377,802)	(12,328,514)	—
Proceeds from sales of long term investments	154,373,289	13,828,638	—
Increase in receivable for investments sold	(1,020,579)	—	—
Net (purchases) sales of short term investments	(143,147)	21	(1,389,627)
Increase (decrease) in other assets and liabilities	114,693	(13,856)	(33,332)

Net cash (used in) provided by operating activities	(37,443,953)	1,119,095	(899,580)

Cash Flows from Financing Activities
Draw on bank line of credit	7,559,427	64,597	—
Net shares sold (redeemed)	29,935,197	(1,183,692)	1,142,240
Distributions paid to shareholders	(50,583)	—	(25,802)

Net cash provided by (used in) financing activities	37,444,041	(1,119,095)	1,116,438

Net increase in cash	88	—	216,858

Cash
Beginning of year	—	—	183,278

End of year	$88	$—	$400,136

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on bank credit facility	$542,078	$80,395	$415
Noncash financing activities not included herein consisted of reinvestment of distributions	$465,044	$—	$497,139

See notes to financial statements.

Notes to Financial Statements

December 31, 2006

1	Organization, Investment Objectives, and Summary of Significant Accounting Policies

The Midas Funds are all Maryland corporations registered under the Investment Company Act of 1940, as amended (the “Act”), as open end management investment companies. Midas Fund’s investment objectives are primarily capital appreciation and protection against inflation and, secondarily, current income. The Fund seeks to achieve these objectives by investing at least 65% of its total assets primarily in (1) securities of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, or other natural resources and (2) gold, silver, and platinum bullion. Midas Special Fund’s investment objective is capital appreciation. The Fund seeks capital appreciation by investing aggressively in all types of securities, futures, and options. Midas Dollar Reserves seeks to provide its shareholders maximum current income consistent with preservation of capital and maintenance of liquidity. The Fund invests exclusively in obligations of the U.S. Government, its agencies and instrumentalities.

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation—With respect to security valuation, except for Midas Dollar Reserves, securities traded on a national securities exchange, unless over-the-counter quotations for such securities are believed to more closely reflect their fair value, are valued at the last reported sales price on the day the valuations are made. Securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price (“NOCP”) provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the “inside” bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Such securities that are not traded on a particular day, securities traded in the over-the-counter market that are not on NASDAQ, and foreign securities are valued at the mean between the current bid and asked prices. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.

Midas Dollar Reserves values its portfolio securities using the amortized cost method of valuation, under which the market value is approximated by amortizing the difference between acquisition cost and value at maturity of an instrument on a straight-line basis over its remaining life.

Foreign Currency Translation—Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on the sale of investments denominated in foreign currencies is reported separately from gain or loss attributable to the change in foreign exchange rates for those investments.

Foreign Currency Contracts—Forward contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Repurchase Agreements—Midas Fund and Midas Special Fund participate in repurchase agreements with the Funds’ custodian. The custodian takes possession of the underlying collateral securities which are valued daily to ensure that the fair market value, including accrued interest is at least equal, at all times, to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

Notes to Financial Statements

C    O    N    T    I    N    U    E    D

Futures Contracts—Midas Fund and Midas Special Fund may engage in transactions in futures contracts. Upon entering into a futures contract, the Fund provides the broker an amount of cash or securities at least equal to a certain percentage of the contract amount. This is known as “initial margin.” Subsequent payments (“variation margin”) are credited to or debited from the Fund each day, depending on the daily fluctuation of the value of the contract. The daily change in the contract is included in unrealized appreciation or depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed. Futures transactions sometimes may reduce returns or increase volatility. In addition, futures can be illiquid and highly sensitive to changes in their underlying security, interest rate or index, and as a result can be highly volatile. A small investment in futures could have a large impact on a Fund’s performance.

Short Sales—Midas Fund and Midas Special Fund may sell a security it does not own in anticipation of a decline in the fair value of the security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

Income Taxes—No provision has been made for U.S. income taxes because each Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all taxable income and net realized gains. Foreign securities held by the Fund may be subject to foreign taxation. Foreign taxes, if any are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

Security Transactions—Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Net realized gains and losses are determined on the identified costs basis, which is also used for federal income tax purposes.

Investment Income—Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Expenses—Estimated expenses are accrued daily. Certain expenses are applicable to multiple funds. Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which Midas Management Corporation (the “Investment Manager”) and its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex can otherwise be made fairly.

Expense Reduction Arrangement—Through arrangements with the Fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce custody and transfer agency expenses by $4,017 and $2,098, respectively, during the period.

Distributions—Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Use of Estimates—In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

C    O    N    T    I    N    U    E    D

Indemnifications—The Funds indemnify officers and directors for certain liabilities that might arise from their performance of their duties for the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

2	Fees and Transactions With Related Parties

Under the investment management agreement of Midas Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. Under the investment management agreement of Midas Special Fund, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at the annual rate of 1% on the first $10 million, 7/8 of 1% from $10 million to $30 million, 3/4 of 1% from $30 million to $150 million, 5/8 of 1% from $150 million to $500 million, and 1/2 of 1% over $500 million. Under the investment management agreement of Midas Dollar Reserves, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund, at the annual rate of .50 of 1% of the first $250 million, .45 of 1% from $250 million to $500 million, and .40 of 1% over $500 million. For Midas Dollar Reserves, the Investment Manager voluntarily waived its management fee of $67,633 for the year ended December 31, 2006.

Each Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Act. Under each plan, each Fund pays the Distributor, Investor Service Center, Inc., an affiliate of the Investment Manager, a fee of .25% (Midas Fund and Midas Dollar Reserves) or 1.00% (Midas Special Fund) for distribution and shareholder services. The shareholder service fee is intended to cover personal services provided to the shareholders of the Funds and the maintenance of shareholder accounts. The distribution fee is to cover all other activities and expenses primarily intended to result in the sale of the Funds’ shares. For Midas Dollar Reserves, the Funds’ Distributor voluntarily waived $33,817 of its distribution fee for the year ended December 31, 2006.

Certain officers and directors of the Funds are officers and directors of the Investment Manager and the Distributor. Pursuant to the investment management agreements, the Funds reimburse the Investment Manager for providing certain administrative services at cost comprised of compliance and accounting services. For the year ended December 31, 2006, the Funds incurred total administrative costs of $146,639 comprised of $83,354 and $63,285 for compliance and accounting services, respectively. In addition, Midas Fund, Midas Special Fund, and Midas Dollar Reserves each reimbursed the Distributor $81,256, $1,748, and $3, respectively, for payments made to certain brokers for record keeping services during the year ended December 31, 2006.

3	Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the years ended December 31, 2006 and 2005 are summarized as follows:

	Midas Fund		Midas Dollar Reserves
	2006	2005	2006	2005
Distributions paid from:
Ordinary income	$515,627	$—	$523,637	$230,397

There were no distributions paid by Midas Special Fund during the years ended December 31, 2006 and 2005.

Notes to Financial Statements

C    O    N    T    I    N    U    E    D

At December 31, 2006, the components of distributable earnings on a tax basis were as follows:

	Midas Fund	Midas Special Fund	Midas Dollar Reserves
Accumulated undistributed net investment income	$1,139,846	$—	$302
Accumulated net realized losses	(157,946,590)	(8,252,087)	(560)
Capital loss carryover limitation	(314,490)	(263,130)	—
Post October losses	—	(114,865)	(54)
Unrealized appreciation	44,529,028	6,020,038	—

	$(112,592,206)	$(2,610,044)	$(312)

Federal income tax regulations permit Post October net capital losses to be deferred and recognized on the tax return of the next succeeding taxable year. The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to the Passive Foreign Investment Company (“PFIC”) mark to market adjustments. Accounting principles generally accepted in the United States of America require certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences between book and tax accounting have been reclassified to paid-in capital as follows:

	Midas Fund	Midas Special Fund
Increase (decrease) in:
Accumulated undistributed net investment loss	$2,627,853	$367,194
Accumulated net realized loss on investments	$(2,581,331)	$—
Paid-in capital	$(46,522)	$(367,194)

At December 31, 2006, Midas Fund had net capital loss carryovers that may be used to offset future realized capital gains for federal income tax purposes of $157,946,590, of which $78,739,180, $72,327,384, $6,800,444, and $79,582 expire in 2007, 2008, 2009, and 2010, respectively. For Midas Fund, $314,490 of capital loss carryover related to the acquisition of the Midas Gold Investors Fund in November 2001 is remaining to be recognized over the next two years. This amount is subject to an annual limitation of $157,245 under tax rules.

At December 31, 2006, Midas Special Fund had net capital loss carryovers that may be used to offset future realized gains for federal income tax purposes of $8,252,087, of which $6,087,829, $1,823,745, and $340,513 expire in 2009, 2011, and 2014, respectively. For Midas Special Fund, $263,130 of capital loss carryover related to the acquisition of the Midas U.S. and Overseas Fund in November 2001 is remaining to be recognized over the next two years. This amount is subject to an annual limitation of $131,565 under tax rules.

At December 31, 2006, Midas Dollar Reserves had net capital loss caryovers that may be used to offset future realized gains for federal income tax purposes of $560, of which $44 and $516 expire in 2012 and 2014, respectively.

4	Securities Transactions

At December 31, 2006, aggregate cost and net unrealized appreciation of securities for federal income tax purposes were as follows:

	Federal Income Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Midas Fund	$104,464,414	$45,886,002	$(1,356,951)	$44,529,051
Midas Special Fund	$14,355,671	$6,176,493	$(156,455)	$6,020,038

The cost of investments is the same for financial reporting and federal income tax purposes for Midas Dollar Reserves.

Notes to Financial Statements

C     O     N     T     I     N     U     E     D

Purchases and sales of securities other than short term notes for the year ended December 31, 2006 were as follows:

	Purchases of Securities	Proceeds from the Sale of Securities
Midas Fund	$188,377,802	$154,373,289
Midas Special Fund	$12,382,514	$13,828,638

5	Affiliated Issuers

Affiliated issuers, as defined under the Act, are those in which a Fund’s holdings of the issuer represent 5% or more of the outstanding voting securities. Midas Fund had the following investment in a company deemed to be affiliated:

Name of Issuer	Number of Shares Held December 31, 2005	Number of Shares Held December 31, 2006	Value December 31, 2006

Golden Cycle Gold Corp.	1,964,500	1,964,500	$12,769,250

There were no purchase or sale transactions in the securities of the affiliated company or dividends received during the year ended December 31, 2006.

6	Bank Line of Credit

The Funds (except Midas Dollar Reserves), Global Income Fund, Inc., and Foxby Corp. (the “Borrowers”) have entered into a committed secured line of credit facility with State Street Bank and Trust Company (“Bank”) the Funds’ custodian. Global Income Fund, Inc. and Foxby Corp. are closed end investment companies advised by CEF Advisers, Inc., an affiliate of the Investment Manager. The aggregate amount of the line of credit is $25,000,000 which was increased from $9,000,000 effective June 15, 2006. The borrowing of each Borrower is collaterized by the underlying investments of such Borrower. The Bank will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $25,000,000, the maximum amount permitted pursuant to each Borrower’s prospectus, or as permitted under the Act. The commitment fee on this facility is 0.10% per annum on the unused portion of the commitment, based on a 360-day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 0.75% per annum, calculated on the basis of actual days elapsed for a 360-day year.

The Funds have also entered into an uncommitted secured redemption facility with the Bank with an aggregate amount available of $10,000,000 which was increased from $9,000,000 effective June 15, 2006. The borrowing of each Borrower is collaterized by the underlying investments of such Borrower. This facility carries no legal obligation on the part of the Bank to lend any amount of money to the Funds at any time, and, therefore, the Funds will not pay a commitment fee under this facility. The Bank will make revolving loans to a Fund not to exceed in the aggregate outstanding at any time with respect to any one Fund the least of $10,000,000, the maximum amount permitted pursuant to the Borrower’s prospectus, or as permitted under the Act. All loans under this facility will be available at the overnight Federal Funds rate in effect from time to time plus a spread to be determined at the time of borrowing, calculated on the basis of actual days elapsed for a 360-day year.

Notes to Financial Statements

C    O    N    C    L    U    D    E    D

The outstanding loan balance and the market value of eligible collateral investments at December 31, 2006, and the weighted average interest rate and average daily amount outstanding under the committed and uncommitted facilities for the year ended December 31, 2006 were as follows:

	Outstanding Balance	Market Value of Eligible Collateral	Weighted Average Interest Rate	Average Daily Amount Outstanding

Midas Fund	$11,265,258	$50,548,933	6.03%	$8,781,419
Midas Special Fund	$2,861,543	$10,257,481	5.62%	$1,369,375
Midas Dollar Reserves	$—	$—	5.90%	$6,643

7	Recently Issued Accounting Standards

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes - an Interpretation of FASB Statement No. 109, Accounting for Income Taxes.” FIN 48 establishes a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction), and requires certain expanded tax disclosures. FIN 48 is to be implemented no later than June 29, 2007, and is to be applied to all open tax years as of the date of effectiveness. The FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), in September 2006, which is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands the required financial statement disclosures about fair value measurements. Management is currently evaluating the impact of adopting FIN 48 and FAS 157.

Financial Highlights—Midas Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$2.99	$2.14	$2.20	$1.53	$0.95

Income (loss) from investment operations:
Net investment loss	(0.08)	(0.05)	(0.05)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	1.39	0.90	(0.01)	0.69	0.59

Total from investment operations	1.31	0.85	(0.06)	0.67	0.58

Paid-in capital from redemption fees	0.01	— *	— *	— *	— *

Less distributions:
Dividends from net investment income	(0.02)	—	—	—	—

Total distributions	(0.02)	—	—	—	—

Net asset value, end of year	$4.29	$2.99	$2.14	$2.20	$1.53

Total Return	44.02%	39.72%	(2.72)%	43.79%	61.05%

Ratios/Supplemental Data
Net assets at end of year (000s omitted)	$138,726	$74,732	$56,770	$67,123	$54,789
Ratio of total expenses to average net assets	2.39%	2.79%	2.58%	2.44%	2.58%
Ratio of net expenses to average net assets	2.38%	2.78%	2.58%	2.44%	2.58%
Ratio of net expenses excluding loan interest and fees to average net assets	1.96%	2.44%	2.39%	2.27%	—
Ratio of net investment loss to average net assets	(1.96)%	(2.39)%	(2.40)%	(1.28)%	(0.93)%
Portfolio turnover rate	118%	63%	34%	54%	45%

*	Less than $.01 per share.

Financial Highlights—Midas Special Fund

	Years Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$14.80	$14.98	$13.54	$12.91	$14.45

Income (loss) from investment operations:
Net investment loss	(0.35)	(0.32)	(0.26)	(0.12)	(0.15)
Net realized and unrealized gain (loss) on investments	2.29	0.14	1.70	0.75	(1.39)

Total from investment operations	1.94	(0.18)	1.44	0.63	(1.54)

Paid-in capital from redemption fees (a)	—	—	—	—	—

Net asset value, end of year	$16.74	$14.80	$14.98	$13.54	$12.91

Total Return	13.11%	(1.20)%	10.63%	4.88%	(10.66)%

Ratios/Supplemental Data
Net assets at end of year (000s omitted)	$17,149	$16,431	$18,110	$18,044	$18,884
Ratio of total expenses to average net assets	3.89%	4.03%	3.49%	3.67%	3.69%
Ratio of net expenses to average net assets	3.88%	4.03%	3.49%	3.67%	3.69%
Ratio of net expenses excluding loan interest and fees to average net assets	3.39%	3.83%	3.39%	3.47%	3.41%
Ratio of net investment loss to average net assets	(2.32)%	(2.15)%	(1.82)%	(0.99)%	(1.08)%
Portfolio turnover rate	73%	118%	9%	29%	20%

(a)	Less than $.01 per share.

Financial Highlights—Midas Dollar Reserves

	Years Ended December 31,
	2006	2005	2004	2003	2002
Per Share Data
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from investment operations:
Net investment income	.039	.016	.003	.002	.007

Less distributions:
Dividends from net investment income	(.039)	(.016)	(.003)	(.002)	(.007)

Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.88%	1.61%	0.29%	0.15%	0.63%

Ratios/Supplemental Data
Net assets at end of period (000s omitted)	$14,528	$12,889	$15,543	$18,638	$20,970
Ratio of total expenses to average net assets	1.83%	2.34%	1.97%	1.75%	1.84%
Ratio of net expenses to average net assets	1.08%	1.59%	1.12%	0.99%	1.09%
Ratio of net investment income to average net assets	3.87%	1.58%	0.24%	0.16%	0.69%

Performance Graphs/Total Returns (Unaudited)

Results of $10,000 Investment

January 1, 1997 through December 31, 2006

The performance graphs show returns of an initial investment of $10,000 in Midas Fund and Midas Special Fund from 1/1/97 to 12/31/06. Midas Special Fund is compared to the Russell 2000 and the S&P 500. Midas Fund is compared to the S&P 500 and the Morningstar Specialty Fund-Precious Metals Average (“PMA”) of 62 funds, 30 of which have been in existence since 1997. Results in each case reflect reinvestment of dividends and distributions. The Russell 2000, a small company index, and the S&P 500, a broad equity index, are unmanaged and fully invested in common stocks. Midas Special Fund invests in common stocks and may also leverage and own fixed income securities, options, and futures. Midas Fund invests primarily in securities of companies involved in mining, processing or dealing in precious metals or other resources, may use leverage and futures, and may invest in fixed income securities for temporary defensive purposes and other securities. Past performance is not predictive of future performance.

Fund Name	$ Final Value	% Aggregate Total Return*	% Avg. Annual Return*

Midas Fund	$8,361	(16.39)%	(1.77)%
Midas Special Fund	$8,595	(14.05)%	(1.50)%
PMA	$22,410	124.10%	8.40%
Russell 2000	$24,643	146.43%	9.44%
S&P 500	$22,447	124.47%	8.42%

	Average Annual Total Return for the Periods Ended December 31, 2006
	1 Year	5 Years	10 Years
Midas Fund	44.02%	35.29%	(1.77)%
Midas Special Fund	13.11%	2.99%	(1.49)%

*	The returns shown do not reflect the deduction of taxes if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

About Your Fund’s Expenses (Unaudited)

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees; and (2) ongoing costs, including management fees; distribution and service 12b-1 fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing cost of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

The table provides information about actual account values and actual expenses for each Fund. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Then simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of those shares is less than $500. We will redeem shares automatically in one of your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Education Savings Accounts and IRAs (including traditional, Roth, Rollover, SEP, SARSEP, and SIMPLE-IRAs), and certain other retirement accounts.

Hypothetical Example for Comparison Purposes

The table also provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expense Analysis Tables

Midas Fund	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period* July 1, 2006- December 31, 2006
Actual	$1,000.00	$1,063.23	$12.38
Hypothetical (5% return before expenses)	$1,000.00	$1,013.21	$12.08

*	Expenses are equal to the Fund’s annualized expense ratio of 2.38%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Midas Special Fund	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period+ July 1, 2006- December 31, 2006
Actual	$1,000.00	$1,121.23	$20.75
Hypothetical (5% return before expenses)	$1,000.00	$1,005.65	$19.61

+	Expenses are equal to the Fund’s annualized expense ratio of 3.88%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Midas Dollar Reserves	Beginning Account Value July 1, 2006	Ending Account Value December 31, 2006	Expenses Paid During Period# July 1, 2006- December 31, 2006
Actual	$1,000.00	$1,038.61	$5.55
Hypothetical (5% return before expenses)	$1,000.00	$1,019.76	$5.50

#	Expenses are equal to the Fund’s annualized expense ratio of 1.08%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

Allocation of Portfolio Holdings on December 31, 2006 (Unaudited)*

*	Allocation of Portfolio Holdings use approximate percentages of total net assets, and may not add up to 100%, due to leverage or other assets, rounding, and other factors.

Allocation of Portfolio Holdings on December 31, 2006 (Unaudited)*

(Continued)

*	Allocation of Portfolio Holdings use approximate percentages of total net assets, and may not add up to 100%, due to leverage or other assets, rounding, and other factors.

Additional Information (Unaudited)

Quarterly Portfolio Schedules

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. When filed, the Funds’ quarterly reports on Form N-Q will also be available on the Funds’ website at www.MidasFunds.com.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Funds’ website www.MidasFunds.com.

Tax Information

For the fiscal year ended December 31, 2006, 69.91% of the dividend paid by Midas Fund will be treated as qualified dividend income.

Directors and Officers of the Funds

Name, Address, Date of Birth	Director Since	Funds in Complex Overseen	Principal Occupation, Business Experience for Past Five Years	Other Directorships Held by Director*
Independent Directors

Bruce B. Huber CLU, ChFC, SFS. 11Hanover Square, New York, NY 10005. He was born on February 7, 1930.	1995 (Midas Fund) 1986 (Special Fund) 1981 (Dollar Reserves)	5	Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ.	None

James E. Hunt 11 Hanover Square, New York, NY 10005. He was born on December 14, 1930.	1995 (Midas Fund) 1986 (Special Fund) 1980 (Dollar Reserves)	5	Limited Partner of Hunt Howe Partners LLC (executive recruiting consultants).	None

Peter K. Werner 11 Hanover Square, New York, NY 10005. He was born on August 16, 1959.	2004 (all Funds)	5	Since 1996, he has taught, directed and coached many programs at The Governor’s Academy, of Byfield MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President of in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	None

Interested Directors

Robert D. Anderson** Director and Vice Chairman. 11 Hanover Square, New York, NY 10005. He was born on December 7, 1929.	2002 (Midas Fund) 1986 (Special Fund) 1980 (Dollar Reserves)	3

Since 1988, Vice Chairman of the Investment Manager and its affiliates. Other capacities since 1974. A former member of the District #12, District Business Conduct and Investment Company Committees of the NASD.

				None

Thomas B. Winmill, Esq.** Director, Chief Executive Officer, President, and General Counsel. 11 Hanover Square, New York, NY 10005. He was born on June 25, 1959.	1995 (Midas Fund) 1997 (Special Fund) 1993 (Dollar Reserves)	5	Since 1999, President of the Investment Manager and the Distributor, and of their affiliates. He is Chairman of the Investment Policy Committee (“IPC”) of the Investment Manager. Other capacities since 1988. He is a member of the New York State Bar. He is the son of Bassett S. Winmill.	Bexil Corporation

*	Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Investment Company Act.
**	Robert D. Anderson and Thomas B. Winmill are “interested persons” of the Funds as defined by the Investment Company Act, because of their positions with the Investment Manager.

Officers*

Name, Date of Birth	Title and Officer Since	Principal Occupation, Business Experience for Past Five Years

Thomas B. Winmill, Esq., June 25, 1959.	Chief Executive Officer, President, and General Counsel since 1999. Other capacities since 1988.	See biographical information above.

Robert D. Anderson, December 7, 1929.	Vice Chairman since 1985. Other capacities since 1974.	See biographical information above.

Bassett S. Winmill, February 10, 1930.	Chief Investment Strategist Manager since 1999. Other capacities since 1974.	Chief Investment Strategist of the Investment Manager and the Chairman of the Board of the Investment Manager’s parent and it’s affiliates, and of one investment company in the Investment Company Complex. He is a member of the IPC and the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

Thomas O’Malley, July 22, 1958.	CAO, CFO, Treasurer and Vice President since 2005.	Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President since 2005. He also is Chief Accounting Officer, Chief Financial Officer, Treasurer and Vice President of the Investment Company Complex, the Investment Manager, and WCI. Previously, he served as Assistant Controller of Reich & Tang Asset Management, LLC, Reich & Tang Services, Inc., and Reich & Tang Distributors, Inc. He is a certified public accountant.

Heidi Keating, March 28, 1959.	Vice President since 1988. Other capacities since 1978.	Vice President of the Investment Manager since 1988. Other capacities since 1978.

John F. Ramirez, April 29, 1977.	Chief Compliance Officer, Vice President, and Secretary since 2005. Other capacities since 2000.	CCO, VP, and Secretary since 2005. He is also CCO, VP and Secretary of the Investment Company Complex, the Investment Manager, and WCI. He previously served as Compliance Administrator and Assistant Secretary of the Investment Company Complex, the Investment Manager, and WCI. He is a member of the Society of Corporate Secretaries and Governance Professionals and the CCO Committee and the Compliance Advisory Committee of the Investment Company Institute.

*	Unless otherwise noted, the address of record for all officers is 11 Hanover Square, New York, NY 10005.

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the Directors. The SAI is available, without charge, online at www.MidasFunds.com and upon request. If you would like to request a copy of the SAI, you may do so by calling toll-free: 1-800-400-MIDAS (6432).

ACCOUNT APPLICATION INSTRUCTIONS

1.	Registration. If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If the account is a Trust account, please attach a copy of the portion of the Trust Document which specifies the authorized Trustees.

2.	Mailing Address, Telephone Number, and Citizenship. If you are a non-U.S. citizen residing in the U.S., in addition to your application, you will be required to attach a Form W-8BEN which can be obtained by contacting the Internal Revenue Service at 1-800-829-3676 or retrieved from their website, www.irs.gov.

3.	Fund(s) chosen and amount invested. Indicate the Fund(s) in which you are opening an account.

By Check. The opening minimum is $1,000 ($100 for Midas Automatic Investment Programs – see Section 6 of the application) and the minimum subsequent investment is $100. Complete and sign the Account Application that accompanies this Report and mail it with your check to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders cannot be accepted. You will be charged a fee for any check that does not clear.

By Wire. Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m., eastern time, on business days to speak with an Investor Service Representative and give the name(s) under which the account is to be registered, tax identification number, the name of the bank sending the wire, the amount to be wired, and to be assigned a Fund account number and receive wiring address information. Your account number and name(s) must be specified in the wire as they are to appear on the account registration. You should then enter your account number on your completed Account Application and promptly forward it to Midas Funds, P.O. Box 6110, Indianapolis, IN 46206-6110. This service is not available on days when the Federal Reserve wire system is closed.

4.	Distributions. Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct the Fund otherwise.

5.	Check Writing Privilege for Midas Dollar Reserves – Signature Card. Upon request, you may establish free, unlimited check writing privileges with only a $250 minimum per check, through Midas Dollar Reserves. Personalized checks will be mailed to you within two weeks after you receive confirmation of your investment unless additional documentation is required. In addition to providing easy access to your account, it enables you to continue receiving dividends until your check is presented for payment.

6.	Midas Funds Automatic Investment Program. With the Midas Automatic Investment Program (AIP), you can establish a convenient and affordable long term investment program through the plan explained in this section. The $1,000 minimum investment requirement is waived for the plan since it is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify upon which date(s) you wish to have your AIP drawn. Additionally, please attach a voided bank account check.

7.	The Midas Touch.® Shareholders automatically enjoy the privilege of calling toll-free 1-800-400-MIDAS (6432) or accessing their Midas Funds account on the web at www.midasfunds.com to purchase additional shares of a Fund or to expedite a redemption and have the proceeds sent directly to their address or to their bank account.

8.	Electronic Documents. Please provide us with the email address you wish to use for electronic delivery of your Fund documents.

9.	Signature and Certification to Avoid Backup Withholding. After reading this section, please sign and date the Account Application.

If you need any assistance in completing the Account Application, please call a Shareholder Service Representative at 1-800-400-MIDAS (6432).

Use this Account Application to open a regular Midas account. For a Midas IRA Application, call toll-free 1-800-400-MIDAS (6432) or access our web site at www.MidasFunds.com. Return this completed Account Application in the enclosed envelope or mail to:

MIDAS FUNDS, Box 6110, Indianapolis, IN 46206-6110.

1.	Registration (Please Print) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. eastern time.
Individual:

First Name	Middle Initial	Last Name	Social Security Number	Date of Birth
Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified.

First Name	Middle Initial	Last Name	Social Security Number	Date of Birth

Gift/Transfer to a Minor:

as Custodian for
Name of Custodian (only one)			Name of Minor (only one)

under the	Uniform Gifts/Transfers to Minors Act.

Custodian’s State of Residence		Minor’s Social Security Number	Minor’s Date of Birth

Corporations, Partnerships, Trusts and others: Note: Please attach corporate/trust/other resolution dated within 60 days.

Name of Corporation, Partnership, or other Organization		Name of Authorized Individual(s)

Tax I.D. Number	Name of Trustee(s)	Date of Trust Instrument

Address	Social Security Number	Date of Birth

If a publicly traded company, provide ticker symbol and exchange where traded; otherwise provide social security numbers and dates of births for all authorized signers and traders.

2.	Mail and E-mail Addresses, Telephone Number, and Citizenship

Street	City	State / Zip	Daytime Telephone

	Citizen of ☐ U.S. ☐ Other:		Citizen of ☐ U.S. ☐Other:

Email address	Owner ( If other, attach IRS Form W-8)		Joint Owner ( If other, attach IRS Form W-8)

3.	Fund(s) chosen and amount invested ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the Midas Automatic Investment Program (see Section 6).

Midas Dollar Reserves (Ticker: DOLXX)	$	Midas Fund (Ticker: MIDSX)	$

Midas Special Fund (Ticker: MISEX)	$	TOTAL	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks will not be accepted.

By Wire: Please call 1-800-400-MIDAS (6432) 8 a.m.- 6 p.m. eastern time to be assigned an account number before making an initial investment by wire.

Please indicate the assigned account number                                               and the date the wire was sent                                                  .

4.	Distributions If no circle is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
O Automatic Compounding Option Dividends and distributions reinvested in additional shares.
O Payment Option O Dividends in cash, distributions reinvested. O Dividends and distributions in cash.
To have distributions paid in cash by Midas Electronic Funds Transfer service, please complete Section 7 below.

5.	Check Writing Privilege for Midas Dollar Reserves - Signature Card
I am investing in Midas Dollar Reserves and would like free check writing (minimum $250 per check). Please send free personalized checks. I have read and agree to the Check Writing Account Agreement on the reverse of this Signature Card.
Please permit a single signature on checks drawn on joint accounts, corporations, trusts, etc., unless the following circle is checked O.

Signature	Signature of Joint Owner (if any)

Print Name	Print Name of Joint Owner (if any)
(please continue on back)

6.	Midas Funds Automatic Investment Program

O     Bank Transfer Plan Automatically purchase shares each month by transferring the dollar amount you specify from your regular checking account, NOW account or bank money market account. Please attach a voided bank account check.

Fund Name:

Amount ($100 minimum): $	Day of month:	O 10th	O 15th	O 20th

7.	The Midas Touch® through 1-800-400-MIDAS (6432) and www.MidasFunds.com

Shareholders automatically enjoy telephone and web purchases and redemptions of Fund shares, unless declined by checking the following circle    O.

To link your bank, attach a voided check from your bank account. One common name must appear on your Midas Funds account and bank account.

8.	Electronic Documents - Account statements, confirmations, prospectus updates, semi-annual and annual reports will be provided electronically in lieu of mailed printed documents, unless declined by checking the following circle O.
To receive account documents electronically, please provide your email address: .

9.	Signature and Certification to Avoid Backup Withholding
“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Investor Service Center, Inc. (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions.
I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of	O Owner	O Trustee	O Custodian	Date	Signature of Joint Owner (if any)	Date

The application must be signed and completed for all authorized signers and account traders.

MF-APP-12/06

Optional: Please tell us how you heard about Midas:

IMPORTANT: In compliance with the USA PATRIOT Act, Federal Law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account. WHAT THIS MEANS FOR YOU: When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone who will be signing or transacting on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs. If you have any questions regarding this application or how to invest, please call Shareholder Services at 1-800-400-MIDAS (6432).

Check Writing Account Agreement The payment of money is authorized by the signature(s) appearing on the reverse side. Each signatory guarantees the genuineness of the other signatures. The Bank whose name appears on the checks issued by the Midas Funds is hereby appointed agent by the person(s) signing this card (the “Depositor(s)”) and, as agent, is authorized and directed, upon presentment of checks to the Bank to transmit such checks to the applicable Midas mutual fund or its transfer agent as requests to redeem shares registered in the name of the Depositor(s) in the amounts of such checks for deposit in this checking account. This checking arrangement is subject to the applicable terms and restrictions, including charges, set forth in the current Prospectus for each Midas mutual fund as to which the Depositor(s) has arranged to redeem shares by check writing. The Bank is further authorized to effect redemptions to defray the Bank’s charges relating to this checking arrangement. The Depositor(s) agrees to be subject to the rules and regulations of the Bank pertaining to this checking arrangement as amended from time to time; that the Bank, Investor Service Center, and Midas have the right to change, modify or terminate this check writing service at any time; and that the Bank shall be liable for its own negligence.

Shareholder Services

• Electronic Funds Transfers

• Automatic Investment Program

• Retirement Plans:

• Traditional Deductible IRA

Roth IRA

SEP-IRA

SIMPLE IRA

403(b)

• Education Savings Account

Minimum Investments

• Regular Accounts: $1,000

• Retirement Plans, including Traditional Deductible IRA, Roth IRA, SEP-IRA, SIMPLE IRA, and 403(b): $1,000

• Education Savings Account: $1,000

• Automatic Investment Program: $100

• Subsequent Investments: $100

Midas Funds
P.O. Box 6110
Indianapolis, IN 46206-6110

1-800-400-MIDAS (6432) for Investment Information
Access Midas Funds at www.midasfunds.com.

Past performance does not guarantee future results. Investment return will fluctuate, so shares when redeemed may be worth more or less than their cost. Dollar cost averaging does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. One of Midas’ guiding principles is that we will communicate with our shareholders as candidly as possible because we believe shareholders benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, Funds and the economy are “forward looking statements” which may or may not be accurate and may be materially different over future periods. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which also speak only as of the date of this Report. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. The Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including charges, risks and expenses. Please read it carefully before you invest or send money. Investor Service Center, Inc., Distributor.

Midas Funds

P.O. Box 6110

Indianapolis, IN 46206-6110

Return Service Requested

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	(1) The Code is attached hereto as Exhibit 99.CODE ETH.

(2)	The text of the Code can be on the registrant's website, www.midasfunds.com.

(3)	A copy of the Code may be obtained free of charge by calling collect 1-212-480-6432.

Item 3. Audit Committee Financial Expert.

        The registrant's Board of Directors has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT	FEES

2005 - $13,000
2006 - $14,000

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT	RELATED FEES

2005 - $1,000
2006 - $1,000

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2005 - $3,000
2006 - $3,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2005 - N/A 2006 - N/A

(e)	(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant's Investment Manager, if the engagement relates directly to the registrant's operations or financial reporting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the registrant to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2)	No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $65,500 and $73,750, respectively.

(h)	The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

        The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Schedule of Investments.

        Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

        There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	Code of Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.CODE ETH.

(b)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

April 20, 2007	Midas Dollar Reserves, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

April 20, 2007	Midas Dollar Reserves, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

April 20, 2007	Midas Dollar Reserves, Inc. By: /s/ Thomas B. Winmill —————————————— Thomas B. Winmill President

April 20, 2007	Midas Dollar Reserves, Inc. By: /s/ Thomas O'Malley —————————————— Thomas O'Malley Chief Financial Officer